                                                                 Exhibit 10.11

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, [THE "1933 ACT"], OR APPLICABLE STATE SECURITIES LAW [THE "STATE ACTS"], AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS.

1,200,000 Shares of Common Stock                                Warrant No. ____


           *********************************************************

                                    WARRANT

                                       to

                             PURCHASE COMMON STOCK

                                       of

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

            *******************************************************


This certifies that, for good and valuable consideration, Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company"), grants to Main Street Merchant Partners II, L.P. or its registered assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company 1,200,000 shares (the "Warrant Shares") of common stock, par value $0.00001 per share (the "Common Stock"), of the Company at the Exercise Price (as defined herein). The exercise price shall initially be $2.62 per share of Common Stock, subject to adjustment as provided in Section 5 (the "Exercise Price"). This Warrant shall be exercisable from and after 9:00 A.M., Central Standard Time on January 3, 1998 (the "Initial Exercise Date") to and including 5:00 P.M., Central Standard Time on January 3, 2004 (the "Expiration Date"). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 5.


SECTION 1. DURATION AND EXERCISE OF WARRANT; LIMITATION ON EXERCISE; TAXES; TRANSFER; DIVISIBILITY.

     1.1 DURATION AND EXERCISE OF WARRANT. This Warrant is immediately exercisable on the Initial Exercise Date and may be exercised, in whole or in part, at any time from the Initial Exercise Date to the Expiration Date. The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole or in part, from time to time, by (a) surrender of this Warrant, accompanied by the Exercise Form annexed hereto (the "Exercise Form") duly executed by the Warrantholder of record and specifying the number of Warrant Shares to be purchased to the Company at the office of the Company located at 5151 San Felipe, Suite 450, Houston, TX 77056 (or such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such Warrantholder appearing on the books of the Company) during normal business hours on any day (a "Business Day") other than a Saturday, Sunday or a day on which the New York Stock Exchange is authorized to close or on which the Company is otherwise closed for business (a "Nonbusiness Day") on or after 9:00 A.M. Central Standard Time on the Initial Exercise Date but not later than 5:00 P.M. on the Expiration Date (or 5:00 P.M. on the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), (b) delivery of payment to the Company in cash or by certified or official bank check in New York Clearing House Funds, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form or notice that all or a portion of the next due principal or interest payment to be paid by the Company to the Warrantholder pursuant to the Note Purchase Agreement dated as of January 2, 1998, as may be amended from time to time, on any Note held by Warrantholder is to be applied towards such exercise (to the extent the Warrantholder is also the holder of such Note), and (c) such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within ten (10) Business Days, thereafter. The stock certificates so delivered shall be in denominations as may be specified by the Warrantholder and agreed upon by the Company, and shall be issued in the name of the Warrantholder or, if permitted by subsection 1.4 and in accordance with the provisions thereof, such other name as shall be designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

     1.2 LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 P.M. on the Expiration Date (or the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void, and all rights of the Warrantholder hereunder shall cease.

     2.3 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

     1.4 RESTRICTIONS ON TRANSFER. Neither this Warrant nor any of the Warrant Shares may be transferred or sold except in compliance with applicable United States federal and state securities laws.

     1.5 DIVISIBILITY OF WARRANT. This Warrant may be divided into multiple warrants upon surrender at the principal office of the Company on any Business Day, without charge to any Warrantholder.

     1.6 CASHLESS EXERCISE. At the option of the Warrantholder, the Warrantholder may exercise this Warrant, without a cash payment of the Exercise Price through (i) application of all or a portion of the next due principal or interest payment to be paid by Borrower on the Note, or (ii) a reduction in the number of Warrant Shares issued upon the exercise of the Warrant. Such reduction may be effected by designating that the number of the shares of Common Stock issuable to the Warrantholder upon such exercise shall be reduced by the number of shares having a fair market value equal to the amount of the total Exercise Price for such exercise. In such instance, no cash or other consideration will be paid by the Warrantholder in connection with such exercise other than then surrender of the Warrant itself, and no commission or other remuneration will be paid or given by the Warrantholder or the Company in connection with such exercise.

SECTION 2.  RESERVATION AND LISTING OF SHARES.

     All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, and shall at its expense use its best efforts to procure such listing thereof as then may be required on all stock exchanges or automated quotation systems on which the Common Stock may be listed.

SECTION 3.  EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

     If permitted by subsection 1.4 or 1.5, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

SECTION 4.  OWNERSHIP OF WARRANT.

     The Company may deem and treat the person or entity in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in subsections 1.1 and 1.5 or in Section 3.

SECTION 5.  CERTAIN ADJUSTMENTS.

     The Exercise Price at which Warrant Shares may be purchased hereunder and the number of Warrant Shares to be purchased upon exercise hereof are subject to change or adjustments as follows:

     5.1 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail first class, postage prepaid, to all Warrantholders, notice of such adjustment.

     5.2 PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all of the assets or stock of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement providing that the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which such holder would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5.
The provisions of this subsection 5.2 shall apply similarly to successive consolidations, mergers, sales, transfers or leases.

SECTION 5.3    ADJUSTMENTS TO EXERCISE PRICE.

          (a) Stock Dividends, Distributions or Subdivisions. In the event the Company shall issue additional shares of Common Stock pursuant to a stock dividend, stock distribution, subdivision, share split or reclassification, the Exercise Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased.

          (b) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification, reverse split or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately increased.

          (c) Issuance of Additional Shares of Common Stock.

               (i) In the event the Company shall issue Additional Shares (defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance, then the Exercise Price shall be reduced to the price at which such Additional Shares are issued.

               (ii) If the Company issues Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by mutual agreement of the Warrantholder and the Company irrespective of any accounting treatment.

               (iii) If the Company issues options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection:

                    (A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options or rights plus the exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                    (B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for consideration equal to the consideration, if any, received by the Company for any such securities and related option or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights.

                    (C) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent it is in any way affected by the issuance of such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                    (D) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent it is in any way affected by the issuance of such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of

                    Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                    (E) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 5.3(c)(iii)(A) and (B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 5.3(c)(iii)(C) or
                    (D).

               (iv) "Additional Shares" shall mean any shares of Common Stock issued (or deemed to have been issued) pursuant to subsection 5.3(c)(iii) by the Company on or after the Initial Exercise Date other than the Common Stock issued upon exercise of the Warrant.

SECTION 6.  MISCELLANEOUS.

     6.1 ENTIRE AGREEMENT. This Warrant, the Registration Rights Agreement, the Note Purchase Agreement and the other Documents referenced therein, all of even date herewith between the Company and the Warrantholder constitute the entire agreement between the Company and the Warrantholder with respect to this Warrant and the Warrant Shares.

     6.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholder and holders of Warrant Shares and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person or entity other than the Company, the Warrantholder and holders of Warrant Shares, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant of the Warrant Shares.

     6.3 AMENDMENTS. This Warrant may not be modified or amended except by a written instrument signed by the Company and the Warrantholder.

     6.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     6.5 FURTHER ASSURANCES. Each of the Company, the Warrantholder and holders of Warrant Shares shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or documents as any party hereto may reasonably request in connection with the performance of the provisions of this Warrant.

     6.6 NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally, sent by confirmed facsimile or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

     (a)    if to the Company, addressed to:
            Boots & Coots International Well Control, Inc.
            5151 San Felipe, Suite 450
            Houston, TX  77056
            Attention:  Mr. Larry Ramming
            Telephone No.: (713) 621-7911
            Facsimile No.: (713) 621-7988

     (b) If to any Warrantholder or holder of Warrant Shares, addressed to the address of such person appearing on the books of the Company.

Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof, the sending of confirmed facsimile thereof or on the third Business Day after the mailing thereof.

     6.8 SEPARABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms of provisions of this Warrant in any other jurisdiction.

     6.9 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the current market price (as determined as of the date of exercise, and with reference to the applicable trading market) of a share of such stock as of the date of such exercise.

     6.10 GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed in Delaware.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                         BOOTS & COOTS INTERNATIONAL
                          WELL CONTROL, INC.


                         By: _______________________________________
                         Name: _____________________________________
                         Title: ____________________________________
Dated:  January 2, 1998

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.


                             WARRANT EXERCISE FORM

                 (To be executed upon exercise of this Warrant)


  The undersigned, the record holder of this Warrant, hereby irrevocably elects
to exercise the right, represented by this Warrant, to purchase [           ] of
the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., in the amount of $[
] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of________________ __________________________ and that such certificate be delivered to
______________________________________.


Date__________________________  Signature __________________________